Exhibit 10.1

EXECUTION VERSION

SPONSOR LETTER AGREEMENT

This AMENDED AND RESTATED SPONSOR LETTER AGREEMENT (this “Agreement”) is entered into as of August 11, 2021, by and among ServiceMax, Inc., a Delaware corporation (the “Company”), Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder”), Pathfinder Acquisition LLC, a Delaware limited liability company (the “Sponsor”), and, solely for purposes of Sections 2(b) and (c), Section 5, Section 7 (solely in respect of his or her respective representations and warranties contained therein), and Section 10 through Section 21, each of Richard Lawson, David Chung, Lindsay Sharma, Jon Steven Young, Hans Swildens, Steven Walske, Lance Taylor, Omar Johnson and Paul Weiskopf (each, a “Pathfinder Insider” and, collectively, the “Pathfinder Insiders”). Each of the Sponsor and each of the Pathfinder Insiders are sometimes referred to herein individually as a “Pathfinder Person” and collectively as the “Pathfinder Persons”, and each of the Company, Pathfinder, the Sponsor and the Pathfinder Insiders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Except as otherwise specified herein, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement (as defined below).

WHEREAS, on July 15, 2021, (a) Pathfinder, the Company and Stronghold Merger Sub, Inc., a Cayman Islands exempted company incorporated with limited liability, entered into the Business Combination Agreement (the “Original Business Combination Agreement”), pursuant to which the parties thereto agreed to effect a series of transactions resulting in a business combination among the parties on the terms and subject to the conditions therein and (b) concurrently with the entry into the Original Business Combination Agreement, the Parties entered into the Sponsor Letter Agreement (the “Original Sponsor Letter Agreement”);

WHEREAS, each of the Original Business Combination Agreement and the Original Sponsor Letter Agreement contemplated that, among other things, the parties hereto or thereto would reasonably cooperate and work in good faith to effectuate the Alternative Transaction Structure (as defined in the Original Business Combination Agreement) in the circumstances provided therein;

WHEREAS, concurrently with the execution of this Agreement, Pathfinder, the Company and Serve Merger Sub, Inc., (“Merger Sub”) a Delaware corporation, are amending and restating the Original Business Combination Agreement by entering into the Amended and Restated Business Combination Agreement (the “Business Combination Agreement”) to effectuate the Alternative Transaction Structure and under which, among other things, (a) on the Closing Date prior to the Closing, the Company will consummate the Pre-Closing Reorganization, (b) at the Effective Time, Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger (collectively, and together with the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents, the “Transactions”), in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, Section 14 of the Original Sponsor Letter Agreement provides that the Original Sponsor Letter Agreement may be amended if such amendment is in writing and signed by the Pathfinder Persons, the Company and Pathfinder;

WHEREAS, in connection with the execution of the Business Combination Agreement, the Parties desire to amend and restate the Original Sponsor Letter Agreement in its entirety on the terms and subject to the conditions herein;

WHEREAS, reference is made to (a) the Letter Agreement (the “Sponsor Letter”), dated February 16, 2021, delivered by the Pathfinder Persons to Pathfinder, (b) the Registration and Shareholder Rights Agreement, dated February 16, 2021 (the “Pathfinder Registration Rights Agreement”), by and among Pathfinder, the Sponsor and each of the other Holders (as such term is defined therein) and (c) the Amended and Restated Registration and Shareholder Rights Agreement, dated as of the date hereof (the “Shareholder Rights Agreement”), by and among the Company, the Sponsor, certain other Pathfinder Persons, and certain of the Company stockholders;

WHEREAS, as of the date hereof, each Pathfinder Person, in its capacity as a holder of Pathfinder Shares and/or Pathfinder Warrants, is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (a) the number of Pathfinder Warrants and/or (b) the number of Pathfinder Class B Shares, in each case, set forth on Exhibit A attached hereto opposite such Pathfinder Person’s name on such Exhibit (collectively, with respect to each Pathfinder Person, the “Subject Pathfinder Securities”);

WHEREAS, in connection with (and as part of) the Domestication, (a) each Pathfinder Pre-Closing Share will be converted into one Pathfinder Share, (b) each Pathfinder Warrant that is outstanding immediately prior to the Domestication will be automatically converted into, from and after the Domestication, a Pathfinder Post-Closing Warrant, (c) the Governing Documents of Pathfinder shall be amended and restated to be the Pathfinder Post-Closing Certificate of Incorporation and the Pathfinder Post-Closing Bylaws, and (d) Pathfinder’s name will be changed to “ServiceMax, Inc.”, or such other name mutually agreed to by Pathfinder and the Company prior to the Closing Date, in each case, on the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, in consideration for the benefits to be received by the Sponsor and each of the Pathfinder Insiders under the terms of the Business Combination Agreement and as a material inducement to the Company and Pathfinder agreeing to enter into and consummate the transactions contemplated by the Business Combination Agreement, the Sponsor and each of the Pathfinder Insiders agrees to enter into this Agreement and to be bound by certain of the agreements, covenants and obligations contained in this Agreement; and

WHEREAS, the Parties acknowledge and agree that the Company and Pathfinder would not have entered into and agreed to consummate the transactions contemplated by the Business Combination Agreement without each of the Pathfinder Persons entering into this Agreement and agreeing to be bound by the applicable agreements, covenants and obligations contained in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree that the Original Sponsor Letter Agreement is hereby amended and restated in its entirety by this Agreement, and further agree as follows:

1. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

“Earn-Out End Date” has the meaning set forth in Section 4 of this Agreement.

“Earn-Out Shares” has the meaning set forth in Section 4 of this Agreement.

“Excess Pathfinder Liabilities Amount” means an amount equal to the excess, if any, of (a) sum of the Unpaid Pathfinder Liabilities and the Unpaid Pathfinder Expenses, over (b) $30,000,000. For the avoidance of doubt, if there is no such excess, then the Excess Pathfinder Liabilities Amount shall be equal to zero.

“Fair Market Value” means, with respect to any asset or securities, the fair market value for such asset(s) or security(ies) as between a willing buyer and a willing seller, in an arm’s length transaction occurring on the date of valuation, taking into account all relevant factors determinative of value, as reasonably determined in good faith by the Pathfinder Board and without taking into account any minority, illiquidity or similar discount or factors.

“First Trigger Price” has the meaning set forth in Section 4 of this Agreement.

“immediate family” means, with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) and his or her spouses and siblings.

“Parties” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Insider” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Liabilities” means, as of any determination time, the aggregate amount of liabilities that are actually due and payable by the Pathfinder Parties as of such time. Notwithstanding the foregoing or anything to the contrary herein, (a) Pathfinder Liabilities shall not include (i) any Pathfinder Expenses, (ii) any liabilities of the Pathfinder Parties that are contingent, unknown, unmatured or not determinable or that have been paid or otherwise satisfied, or (iii) any liabilities arising out of, or related to, any Proceeding related to this Agreement, the Business Combination Agreement, the other Ancillary Documents or the transactions contemplated hereby or thereby, including any shareholder demand or other shareholder Proceeding (including any derivative claim) arising out of, or related to, any of the foregoing, and (b) neither Pathfinder Liabilities nor Pathfinder Expenses shall, for purposes of this Agreement, include any fees or expenses of any placement agents or similar brokers or bankers engaged for purposes of an actual or potential private placement of securities in connection with the Transactions or the process related thereto.

“Pathfinder Person” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Pre-Closing Shares” means the Pathfinder Class A Shares and Pathfinder Class B Shares that are issued and outstanding immediately prior to the Domestication.

“Pathfinder Redemption Forfeited Shares” means a number of Pathfinder Sponsor Shares equal to the lesser of (a) 25% of the Pathfinder Sponsor Shares and (b) the Pathfinder Shareholder Redemption Percentage of the Pathfinder Sponsor Shares held by Sponsor immediately prior to the Effective Time.

“Pathfinder Registration Rights Agreement” has the meaning set forth in the Recitals to this Agreement.

“Pathfinder Sale” means (a) a purchase, sale, exchange, merger, business combination or other transaction or series of related transactions in which a majority of the Pathfinder Post-Closing Common Shares are, directly or indirectly, converted into cash, securities or other property or non-cash consideration of or paid by an unrelated person or entity, including parties acting as a “group” as defined in Section 13(d)(3) of the Exchange Act (other than, in the case of this clause (a), any transaction in which the holders of the Pathfinder Shares as of immediately prior to the consummation of such transaction continue to own a majority of the Equity Securities of Pathfinder (or any successor or parent entity of the Pathfinder) immediately following the consummation of such transaction), (b) a direct or indirect sale, lease, exchange or other Transfer (regardless of the form of the transaction) in one transaction or a series of related transactions of all or substantially all of Pathfinder’s assets, as determined on a consolidated basis, to an unrelated person or entity, including parties acting as a “group” (as defined in Section 13(d)(3) of the Exchange Act) or (c) any transaction or series of related transactions that results, directly or indirectly, in the shareholders of Pathfinder as of immediately prior to such transactions holding, in the aggregate, less than fifty percent (50%) of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction or fifty percent (50%) of the Equity Securities of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction (whether voting or non-voting) immediately after the consummation thereof (in the case of each of clause (a), (b) or (c), whether by amalgamation, merger, consolidation, arrangement, tender offer, recapitalization, purchase, issuance, sale or Transfer of Equity Securities or assets or otherwise).

“Pathfinder Sale Price Per Share” of the Pathfinder Shares means the amount of cash proceeds and the value of any non-cash consideration, in each case, that a holder of one Pathfinder Share would be entitled to receive or receives, directly or indirectly, in a transaction or series of related transactions ((a) assuming that any earn-out, deferred, contingent or similar payments or other consideration, escrows, holdbacks and similar items are included as part of the consideration received as of the initial closing of such transaction(s) and (b) calculated as if the Equity Securities, directly or indirectly, acquired in such transaction are all of the Equity Securities then outstanding). For purposes of determining the foregoing, the value of any non-cash consideration shall be (i) the value attributed to such non-cash consideration in the definitive transaction agreement (which value shall not be less than the Fair Market Value thereof at the time of entry into such definitive transaction agreement), or (ii) in the absence of any such attribution of value described in clause (i), the Fair Market Value thereof; provided, however, that if any such non-cash consideration is an Equity Security for which a public market exists, the value attributed to such Equity Security shall be to the volume weighted average price per share of such Equity Securities for the five consecutive Trading Days ending on the day immediately prior to the closing of such Pathfinder Sale (calculated as a single period) on the primary securities exchange on which such Equity Security is listed.

“Pathfinder Security Value” means (a) with respect to each Pathfinder Share, $10.00 and (b) with respect to each Pathfinder Warrant, the higher of (i) the volume weighted average price per warrant of the Pathfinder Warrants for the five consecutive Trading Days ending on the day immediately prior to the date hereof (calculated as a single period) on the primary securities exchange on which the Pathfinder Warrants are listed, and (ii) the volume weighted average price per warrant of the Pathfinder Warrants for the five consecutive Trading Days ending on the day immediately prior to the Closing (calculated as a single period) on the primary securities exchange on which the Pathfinder Warrants are listed.

“Pathfinder Shareholder Redemption Percentage” means a number expressed as a percentage (e.g., 10% (as opposed to 0.10)) equal to (a) 0.25 multiplied by (b) a fraction (i) the numerator of which is the number of Pathfinder Shares with respect to which a Pathfinder Shareholder Redemption has been exercised and (ii) the denominator of which is the total number of Pathfinder Class A Shares outstanding as of the date hereof.

“Pathfinder Sponsor Shares” means (a) prior to the consummation of the Domestication, the Pathfinder Class B Shares held by the Sponsor, and (b) from and after the consummation of the Domestication, the Pathfinder Post-Closing Common Shares that are received by the Sponsor in connection with the conversion of its Pathfinder Class B Shares. Any reference to the Pathfinder Sponsor Shares shall be deemed to refer to clause (a) and/or clause (b) of this definition, as the context so requires.

“Permitted Transferee” means, with respect to any Person (a) any direct or indirect members, partners (whether general or limited partners) or equityholders or other holders of interests of such Person or any of its Affiliates or any officers, directors or employees of such Person or any Affiliates of any of the foregoing (it being understood and agreed, for the avoidance of doubt, that Pathfinder and Sponsor shall, prior to the Closing, be deemed Affiliates of each other for purposes of this clause (a)), (b) such Person’s immediate family, (c) any trust for the direct or indirect benefit of such Person or the immediate family of such Person or (d) if such Person is a trust, to the trustor or beneficiary(ies) of such trust or to the estate of a beneficiary of such trust.

“Pre-Closing Pathfinder Party” means each of the Sponsor and, prior to the Effective Time, Merger Sub and Pathfinder.

“Retained Shares” has the meaning set forth in Section 4 of this Agreement.

“Second Trigger Price” has the meaning set forth in Section 4 of this Agreement.

“Sponsor” has the meaning set forth in the Recitals to this Agreement.

“Sponsor Letter” has the meaning set forth in the Recitals to this Agreement

“Stock Price” means, on any Trading Day, the volume-weighted average sale price per share of Pathfinder Shares reported as of 4:00 p.m., New York City time on such date by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time (or such other time as the trading market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City time (or such other time as the trading market publicly announces is the official close of trading), as reported by Bloomberg, or if not available on Bloomberg, as reported by Morningstar, or, if not available on Bloomberg or Morningstar, by an authoritative source generally used for such purposes.

“Subject Pathfinder Securities” has the meaning set forth in the Recitals to this Agreement.

“Third Trigger Price” has the meaning set forth in Section 4 of this Agreement.

“Trading Day” means any day on which trading is generally conducted on NASDAQ or any other exchange on which the Pathfinder Shares are traded on or after the Closing and on or prior to the Earn-Out End Date.

“Transactions” has the meaning set forth in the Recitals to this Agreement.

“Transfer” means any sale, transfer, assignment or disposition of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law or otherwise).

“Trigger Prices” has the meaning set forth in Section 4 of this Agreement.

“Unpaid Pathfinder Expenses” means the Pathfinder Expenses that are unpaid as of immediately prior to the Closing.

“Unpaid Pathfinder Liabilities” means the Pathfinder Liabilities that are unpaid as of immediately prior to the Closing.

“Vesting Commencement Date” means the date that is 150 days after the Closing Date.

“Warrant Forfeiture Notice” has the meaning set forth in Section 3 of this Agreement.

“Willful Breach” means a material breach of this Agreement that is a consequence of an act or a failure to act by the breaching Party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Agreement.

2. Sponsor Letter. The Company, Pathfinder, and the Pathfinder Persons hereby agree as follows:

(a) The Sponsor Letter provides in Section 3 thereof that Pathfinder shall not enter into a definitive agreement regarding a proposed Business Combination (as defined therein) without the prior written consent of the Sponsor. The Transactions constitute a Business Combination (as defined in the Sponsor Letter) for purposes of the Sponsor Letter and the Sponsor hereby consents to entry into the Business Combination Agreement.

(b) The Sponsor Letter provides in Section 3 thereof for certain obligations in respect of voting all Founder Shares (as defined therein) and Public Shares (as defined therein) beneficially owned by the Sponsor and by the Pathfinder Insiders, as applicable, in favor of such Business Combinations (as defined therein) and forgoing redemption rights in respect thereof. The Transactions constitute a Business Combination (as defined in the Sponsor Letter) for purposes of the Sponsor Letter and the Sponsor and each Pathfinder Insider will comply with its, his or her respective obligations under Section 3 of the Sponsor Letter, it being understood that, for the avoidance of doubt, nothing set forth in this Section 2(b) shall conflict with or create any obligations inconsistent with Section 12.

(c) Subject to, and conditioned upon the occurrence and effective as of, the Effective Time, Section 5 of the Sponsor Letter shall be amended and restated to provide in its entirety as follows: “[Reserved].”

3. Pathfinder Sponsor Share and Pathfinder Warrant Forfeiture.

(a) Subject to, and conditioned upon the occurrence and effective as of immediately following the Domestication and immediately prior to, the Effective Time, the Sponsor shall automatically be deemed to irrevocably forfeit, surrender and transfer to Pathfinder for no consideration a number of Pathfinder Sponsor Shares and/or Pathfinder Warrants, as applicable, if any, held by the Sponsor immediately prior to the Effective Time, with such number of Pathfinder Sponsor Shares and/or Pathfinder Warrants, as applicable, if any, so forfeited being determined on the terms and subject to the conditions set forth in this Section 3 (such Pathfinder Sponsor Shares and/or Pathfinder Warrants, the “Pathfinder Forfeited Equity Securities”). From and after the time that the Pathfinder Forfeited Equity Securities (if any) are forfeited, surrendered and transferred to Pathfinder as provided in this Section 3, such Pathfinder Forfeited Equity Securities shall be deemed to be cancelled and no longer outstanding.

(b) Subject to Section 3(d), if there is an Excess Pathfinder Liabilities Amount, then the Sponsor shall be deemed to forfeit a number of Pathfinder Sponsor Shares and/or Pathfinder Warrants, as applicable, held by it immediately prior to the Effective Time pursuant to this Section 3 with a value (based on the applicable Pathfinder Security Value) equal to the Excess Pathfinder Liabilities Amount. The number of Pathfinder Sponsor Shares and/or Pathfinder Warrants, as applicable, forfeited by the Sponsor in connection with an Excess Pathfinder Liabilities amount, will be determined by the Sponsor by giving written notice (the “Excess Liability Forfeiture Notice”) to the Company prior to the Closing of the number of Pathfinder Sponsor Shares and/or Pathfinder Warrants, as applicable, to be so forfeited (with the number of such Pathfinder Forfeited Equity Securities rounded down to the nearest full share); provided, however, that if the Sponsor does not deliver the Excess Liability Forfeiture Notice to the Company prior to the Closing, then the Sponsor shall, for purposes of this Section 3, be deemed to have elected to forfeit Pathfinder Sponsor Shares held by it immediately prior to the Effective Time with a value (based on the applicable Pathfinder Security Value) equal to the Excess Pathfinder Liabilities Amount (with the number of such Pathfinder Forfeited Equity Securities rounded down to the nearest full share).

(c) Subject to Section 3(d), if there are Pathfinder Shareholder Redemptions, then the Sponsor shall be deemed to forfeit a number of Pathfinder Sponsor Shares held by it immediately prior to the Effective Time pursuant to this Section 3 equal to the Pathfinder Redemption Forfeited Shares.

(d) Notwithstanding Section 3(b) or Section 3(c) or anything else to the contrary in this Agreement, in no event shall the number of Pathfinder Sponsor Shares forfeited by the Sponsor pursuant to this Section 3 exceed fifty percent (50%) of the Pathfinder Sponsor Shares held by Sponsor immediately prior to the Effective Time.

4. Earn-Out Shares.

(a) Subject to, and conditioned upon the occurrence of and effective immediately after, the Effective Time, (i) fifty percent (50%) of the Pathfinder Sponsor Shares immediately prior the Effective Time (and immediately prior to and not taking into account any forfeiture), rounded up to the nearest whole share, shall be not be subject to the provisions set forth in this Section 4 (such Pathfinder Sponsor Shares, the “Retained Shares”) and (ii) the remaining Pathfinder Sponsor Shares (other than, for the avoidance of doubt, the Retained Shares and any shares forfeited subject to Section 3 above), if any, held by the Sponsor immediately after the Effective Time shall be subject to the provisions set forth in this Section 4 (such Pathfinder Sponsor Shares, the “Earn-Out Shares”).

(b) Subject to, and conditioned upon the occurrence of and effective immediately after, the Effective Time, the Earn-Out Shares shall be unvested and subject to the restrictions and forfeiture provisions set forth in this Section 4. The Earn-Out Shares shall vest and become free of the provisions set forth in this Section 4 as follows: (i) with respect to one-third of the Earn-Out Shares, the first day on which the Stock Price is equal to or greater than $12.50 per share (such price, as may be adjusted from time to time pursuant to this Section 4, the “First Trigger Price”) for at least twenty out of thirty consecutive Trading Days during the period beginning on the Vesting Commencement Date and ending on the fifth (5th) anniversary of the Closing Date (as such date may be extended pursuant to this Section 4, the “Earn-Out End Date”); (ii) with respect to one-third of the Earn-Out Shares, the first day on which the Stock Price is equal to or greater than $15.00 per share (such price, as may be adjusted from time to time pursuant to this Section 4, the “Second Trigger Price”) for at least twenty out of thirty consecutive Trading Days during the period beginning on the Vesting Commencement Date and ending on the Earn-Out End Date; and (iii) with respect to one-third of the Earn-Out Shares, the first day on which the Stock Price is equal to or greater than $17.50 per share (such price, as may be adjusted from time to time pursuant to this Section 4, the “Third Trigger Price” and together with the First Trigger Price and the Second Trigger Price, collectively, the “Trigger Prices”) for at least twenty out of thirty consecutive Trading Days during the period beginning on the Vesting Commencement Date and ending on the Earn-Out End Date; provided, however, that (i) if the fifth (5th) anniversary of the Closing Date occurs on a day that is not a Trading Day, then the Earn-Out End Date shall be deemed to occur on the next following Trading Day, and (ii) if Pathfinder or any of its Affiliates enters into a definitive agreement with respect to a Pathfinder Sale on or prior to the fifth (5th) anniversary of the Closing Date, then the Earn-Out End Date shall be automatically extended and shall be deemed to occur on the earlier of (A) the day after such Pathfinder Sale is consummated and (B) the termination of such definitive agreement with respect to such Pathfinder Sale in accordance with its terms. Any Earn-Out Shares that have not vested in accordance with this Section 4(b) or Section 4(c) on or before the Earn-Out End Date will be immediately cancelled for no consideration at 11:59 p.m., New York City time on the Earn-Out End Date.

(c) In the event of a Pathfinder Sale on or prior to the Earn-Out End Date, the requirement that the Stock Price trade above the relevant trigger prices for twenty out of thirty days shall not apply and any unvested Earn-Out Shares as of such time (i) will fully vest and become free of the restrictions set forth in this Section 4, effective as of immediately prior to the closing of such Pathfinder Sale, if the Pathfinder Sale Price Per Share of Pathfinder Shares paid or payable in such Pathfinder Sale is equal to or exceeds the Trigger Price applicable to such Earn-Out Shares and (ii) will be automatically and irrevocably be forfeited, surrendered and transfered to Pathfinder for no consideration, effective as of immediately prior to the closing of such Pathfinder Sale, if the Pathfinder Sale Price Per Share of Pathfinder Shares paid or payable in such Pathfinder Sale is less than the Trigger Price applicable to such Earn-Out Shares.

(d) The Sponsor may not, at any time from and after the Closing Date through and until the earliest of (i) the date that the applicable Earn-Out Shares vest pursuant to this Section 4 or (ii) the closing of a Pathfinder Sale, Transfer any unvested Earn-Out Shares. The foregoing sentence shall not apply (A) to the Transfer of any or all of the Earn-Out Shares held by a Person to any Permitted Transferee, (B) to the Transfer of any or all of the Earn-Out Shares held by a Person pursuant to a bona fide gift or charitable contribution, (C) to the Transfer of any or all of the Earn-Out Shares held by a Person by virtue of wills and laws of descent and distribution upon death of the individual, or (D) to the Transfer of any or all of the Earn-Out Shares held by a Person pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or other qualified domestic relations order. Notwithstanding the foregoing or anything to the contrary herein, (i) (A) any such Earn-Out Shares Transferred by the Sponsor (and, for the avoidance of doubt, any Permitted Transferees) shall remain subject to this Section 4 and the terms of any applicable “lock-up” in the Shareholder Rights Agreement until twelve months from the Closing Date and (B) the transferee of such Earn-Out Shares shall agree in writing that he, she or it is receiving and holding such Earn-Out Shares subject to the provisions of this Section 4 and (ii) from and after a Transfer by the Sponsor or such other Person who holds such Earn-Out Shares, all references to the Sponsor in this Section 4 shall include such transferee and shall collectively mean the Sponsor (to the extent that it then holds Earn-Out Shares) and each such transferee of Earn-Out Shares previously held by the Sponsor (in each case, to the extent he, she or it then holds Earn-Out Shares). Each such transferee of Earn-Out Shares shall be a third party beneficiary of this Section 4 and Section 21.

(e) The Earn-Out Shares and the Trigger Prices (and all references to Stock Price and Pathfinder Shares and each of the foregoing in this Agreement) shall each be adjusted appropriately to reflect the effect of any share split, reverse share split, share dividend (including any dividend or other distribution of securities convertible into Pathfinder Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Pathfinder Shares (or any other Equity Securities into which they are adjusted pursuant to this Section 4(e)) at any time prior to the vesting of any Earn-Out Shares pursuant to this Section 4 so as to provide the holders of such Earn-Out Shares with the same economic effect as contemplated by this Section 4 prior to such event and as so adjusted shall, from and after the date of such event, be the Earn-Out Shares, the Trigger Prices, the Stock Prices and Pathfinder Shares, as applicable.

(f) From and after the Closing, Pathfinder shall take all necessary actions and use reasonable best efforts to remain listed as a public company on, and for the Earn-Out Shares to be tradable over, the Designated Exchange or any other nationally recognized U.S. stock exchange; provided, however, the foregoing shall not limit Pathfinder or any of its Affiliates from consummating a Pathfinder Sale or entering into a definitive agreement that contemplates a Pathfinder Sale. Subject to Section 4(c) and the other applicable provisions of this Section 4, upon the consummation of a Pathfinder Sale, Pathfinder shall have no further obligations under this Section 4(f).

(g) From and after the Closing, at any time (i) prior to the Earn-Out End Date or (ii) from and after the vesting of any Earn-Out Shares, Pathfinder shall take all actions necessary or appropriate to evidence the ownership by the Sponsor of such Earn-Out Shares, including through the provision of an updated securities registry showing such ownership (as certified by an officer of Pathfinder responsible for maintaining such registry or the applicable registrar or transfer agent of Pathfinder). At the time that any Earn-Out Shares become vested pursuant to this Section 4, Pathfinder shall remove or cause to be removed any legends, stock transfer restrictions, stop transfer orders or similar restrictions with respect to such Earn-Out Shares related to vesting or this Section 4 (other than, for the avoidance of doubt, those that relate to any applicable and then-existing lock-up period with respect to such Earn-Out Shares in the Shareholder Rights Agreement).

(h) The Sponsor shall retain all of its rights as a stockholder of Pathfinder with respect to any Earn-Out Shares held by it during any period of time that such shares are subject to restriction on Transfer or sale hereunder, including the right to vote any such shares and the right to receive dividends and other distributions with respect to such Earn-Out Shares prior to vesting (provided that dividends and other distributions with respect to Earn-Out Shares that are subject to vesting and are unvested at the time of such dividend or distribution shall only be paid to such holders upon the vesting of such Earn-Out Shares (and, if any dividends or other distributions with respect to Earn-Out Shares are set aside and such Earn-Out Shares are subsequently cancelled pursuant to this Section 4, such set aside dividends or distributions shall become the property of Pathfinder)); provided that, if for U.S. federal and applicable state income tax purposes, Pathfinder intends to report any such dividends and distributions as a taxable dividend or distribution with respect to such Earn-Out Shares of the Sponsor, at the time such dividend or distribution would otherwise be paid with respect to such Earn-Out Shares, Pathfinder shall pay to the Sponsor a portion of such dividend or distribution sufficient such that the Sponsor and its direct and indirect partners and/or other equityholders may make payments equal to the amount of applicable the U.S. federal and state income tax liability with respect to such income.

(i) The Sponsor intends to make a protective election under Section 83(b) of the Code with respect to the Earn-Out Shares.

(j) The Parties agree and acknowledge that the Earn-Out Shares are intended to constitute “voting stock” within the meaning of Section 368(a)(1) of the Code and the Treasury Regulations promulgated thereunder received by the Sponsor in connection with the Mergers, and shall file all Tax Returns consistent with, and take no position inconsistent with (whether in audits, Tax Returns or otherwise) such treatment unless (i) such Party receives written confirmation from each of Kirkland & Ellis LLP and Ropes & Gray LLP to the effect that such law firm is unable to conclude that such treatment is more likely than not correct, provided that such Party shall use reasonable best efforts to cause each such law firm to reach such conclusion (including by providing customary factual representations and covenants), to such law firm; provided, further, that, for the avoidance of doubt, the Pathfinder shall not be required to restructure, or otherwise alter the terms of, the transaction as provided for in this Agreement or the Business Combination Agreement, or (ii) otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.

5. Pathfinder Registration Rights Agreement. Subject to, and conditioned upon the occurrence, and effective as of the Effective Time, Pathfinder, the Sponsor and each of the other Pathfinder Persons who are party to the Pathfinder Registration Rights Agreement agree that the Pathfinder Registration Rights Agreement is hereby terminated in its entirety, and shall be of no further force or effect from and after such time.

6. Anti-Dilution Adjustment Waiver. Each Pathfinder Person that holds Pathfinder Class B Shares hereby (a) waives, subject to, and conditioned upon and effective as of immediately prior to, the occurrence of the Effective Time, any rights to adjustment of the conversion ratio with respect to the Pathfinder Class B Shares held by such Pathfinder Person set forth in the Governing Documents of Pathfinder or any other anti-dilution or similar protection with respect to the Pathfinder Class B Shares held by such Pathfinder Person (in each case, whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise) and (b) agrees not to assert or perfect any rights to adjustment of the conversion ratio with respect to the Pathfinder Class B Shares held by such Pathfinder Person set forth in the Governing Documents of Pathfinder or any other anti-dilution or similar protection with respect to the Pathfinder Class B Shares held by such Pathfinder Person (in each case, whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise).

7. Representations and Warranties of Pathfinder Persons. Each Pathfinder Person represents and warrants, as of the date hereof, solely with respect to himself, herself or itself, and not on behalf of any other person, to the Company as follows:

(a) If such Pathfinder Person is not an individual, such Pathfinder Person is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) Such Pathfinder Person (if not an individual) has the requisite corporate, limited liability company or other similar power and authority and, if such Pathfinder Person is an individual, legal capacity to execute and deliver this Agreement, to perform his, her or its covenants, agreements and obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on the part of such Pathfinder Person, if such Pathfinder Person is not an individual. This Agreement has been duly and validly executed and delivered by such Pathfinder Person and constitutes a valid, legal and binding agreement of such Pathfinder Person (assuming that this Agreement is duly authorized, executed and delivered by the other Parties), enforceable against such Pathfinder Person in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of such Pathfinder Person with respect to such Pathfinder Person’s execution, delivery or performance of his, her or its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby, except for (i) compliance with and filings under the HSR Act, if applicable, or under any applicable antitrust or competition Laws of any non-U.S. jurisdiction or any other merger control or investment Laws or Laws that provide for review of national security or defense matters, (ii) any filings with the SEC related to his, her or its ownership of Equity Securities of Pathfinder or the transactions contemplated by the Business Combination Agreement, this Agreement or any other Ancillary Documents to which he, she or it is a party, or (iii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of such Pathfinder Persons to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) None of the execution or delivery of this Agreement by such Pathfinder Person, the performance by such Pathfinder Person of any of his, her or its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) if such Pathfinder Person is not an individual, result in any breach of any provision of such Pathfinder Person’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which such Pathfinder Person is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which such Pathfinder Person or any of his, her or its properties or assets are bound or (iv) other than the restrictions contemplated by this Agreement, the Business Combination Agreement or any other Ancillary Document, result in the creation of any Lien upon the Subject Pathfinder Securities owned by him, her or it (if any) (other than as expressly provided under this Agreement), except, in the case of any of clauses (ii) and (iii) above, as would not to adversely affect the ability of such Pathfinder Person to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) Such Pathfinder Person is, as of the date hereof, the record and/or beneficial owner of the Subject Pathfinder Securities owned by him, her or it (if any) as set forth on Exhibit A hereto free and clear of all Liens, other than Liens pursuant to applicable securities laws and set forth in the Pathfinder SEC Reports. Such Pathfinder Person does not own, of record or beneficially, any other Equity Securities of Pathfinder other than the applicable Subject Pathfinder Securities owned by him, her or it (if any) set forth opposite his, her or its name on Exhibit A hereto. Such Pathfinder Person has the sole right to vote (and provide consent in respect of, as applicable) the Subject Pathfinder Securities owned by him, her or it (if any) as set forth on Exhibit A hereto as of the date hereof. Except for this Agreement, the Business Combination Agreement, the other Ancillary Documents, the Governing Documents of Pathfinder, those Contracts or other arrangements set forth in the Pathfinder SEC Reports (including, for the avoidance of doubt, the Sponsor Letter and the Pathfinder Registration Rights Agreement), or any proxy given for purposes of voting in favor of the Transaction Proposals, such Pathfinder Person is not party to or bound by (i) any option, warrant, purchase right or other Contract that would (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) require such Pathfinder Person to Transfer any of the Subject Pathfinder Securities owned by him, her or it (if any) or (ii) any voting trust, proxy or other Contract with respect to the voting or Transfer of any of the Subject Pathfinder Securities owned by him, her or it (if any) in a manner inconsistent with the requirements of this Agreement, in the case of either clause (i) or (ii), that would adversely affect the ability of such Pathfinder Person to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(f) As of the date of this Agreement, there is no Proceeding pending or, to such Pathfinder Person’s knowledge, threatened against or involving him, her, it or any of his, her or its Affiliates that, if adversely decided or resolved, would reasonably be expected to adversely affect the ability of him, her or it to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations under this Agreement in any material respect.

(g) In entering into this Agreement and the other Ancillary Documents to which he, she or it is or will be a party, such Pathfinder Person has relied solely on his, her or its own investigation and analysis and the representations and warranties expressly set forth in this Agreement and the other Ancillary Documents to which he, she or it is or will be a party and no other representations or warranties of Pathfinder, the Company or any other person, either express or implied, and such Pathfinder Person, on his, her or its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in this Agreement or in the other Ancillary Documents to which he, she or it is or will be a party, none of Pathfinder, the Company or any other Person makes or has made any representation or warranty, either express or implied, to it, him or her in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

8. Representations and Warranties of the Company. The Company represents and warrants, as of the date hereof, to each of the Pathfinder Persons as follows:

(a) The Company is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) The Company has the requisite corporate, limited liability company or other similar power and authority to perform its covenants, agreements and obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company (assuming that this Agreement is duly authorized, executed and delivered by the other Parties), enforceable against such Person in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of the Company with respect to its execution, delivery or performance of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby, except for (i) compliance with and filings under the HSR Act, if applicable, or under any applicable antitrust or competition Laws of any non-U.S. jurisdiction or any other merger control or investment Laws or Laws that provide for review of national security or defense matters, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby related, or (iii) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Company to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) None of the execution or delivery of this Agreement by the Company, the performance by the Company of any of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of the Company’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which the Company is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which the Company or any of its properties or assets are bound or (iv) other than the restrictions contemplated by this Agreement, the Business Combination Agreement or any other Ancillary Document, result in the creation of any Lien upon the Pathfinder Shares (other than as expressly provided under this Agreement), except, in the case of any of clauses (ii) and (iii) above, as would not to adversely affect the ability of the Company to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) In entering into this Agreement, the Company has relied solely on its own investigation and analysis and the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and no other representations or warranties of the Pathfinder Persons or any other person, either express or implied, and the Company, on its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and the representations and warranties of the other persons expressly set forth in the Business Combination Agreement and the other Ancillary Documents, none of the Pathfinder Persons or any other person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

9. Representations and Warranties of Pathfinder. At and following the Effective Time, Pathfinder represents and warrants to each of the Pathfinder Persons as follows:

(a) Pathfinder is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable).

(b) Pathfinder has the requisite corporate, limited liability company or other similar power and authority to perform its covenants, agreements and obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on the part of Pathfinder. This Agreement has been duly and validly executed and delivered by Pathfinder and constitutes a valid, legal and binding agreement of the Pathfinder (assuming that this Agreement is duly authorized, executed and delivered by the other Parties), enforceable against such Person in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

(c) No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity is required on the part of Pathfinder with respect to its execution, delivery or performance of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby, except for (i) compliance with and filings under the HSR Act, if applicable, or under any applicable antitrust or competition Laws of any non-U.S. jurisdiction or any other merger control or investment Laws or Laws that provide for review of national security or defense matters, (ii) the filing with the SEC of (A) the Registration Statement / Proxy Statement and the declaration of the effectiveness thereof by the SEC and (B) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby related, (iii) any filings required under the Cayman Act in connection with the Domestication, (iv) the filing of the Certificate of Merger, (v) the Pathfinder Sponsor Consent, (vi) the approvals and consents to be obtained by Pathfinder Merger Sub pursuant to the Business Combination Agreement, (viii) the Pathfinder Shareholder Approval or (ix) any other consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not adversely affect the ability of the Company to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(d) None of the execution or delivery of this Agreement by Pathfinder, the performance by Pathfinder of any of its covenants, agreements or obligations under this Agreement or the consummation of the transactions contemplated hereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) result in any breach of any provision of Pathfinder’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancellation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of any Contract to which Pathfinder is a party, (iii) violate, or constitute a breach under, any Order or applicable Law to which Pathfinder or any of its properties or assets are bound or (iv) other than the restrictions contemplated by this Agreement, the Business Combination Agreement or any other Ancillary Document, result in the creation of any Lien upon the Pathfinder Shares (other than as expressly provided under this Agreement), except, in the case of any of clauses (ii) and (iii) above, as would not to adversely affect the ability of Pathfinder to perform, or otherwise comply with, any of his, her or its covenants, agreements or obligations hereunder in any material respect.

(e) All outstanding shares of capital stock of Pathfinder are, and all Pathfinder Post-Closing Common Shares (including, for the avoidance of doubt, any Earn-Out Shares) that may be issued as permitted by this Agreement, the Ancillary Documents or the Business Combination Agreement or otherwise shall be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights or any Liens, other than Permitted Liens.

(f) In entering into this Agreement, Pathfinder has relied solely on its own investigation and analysis and the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and no other representations or warranties of the Pathfinder Persons or any other person, either express or implied, and Pathfinder, on its own behalf and on behalf of his, her or its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties of the Pathfinder Persons expressly set forth in this Agreement and the representations and warranties of the other persons expressly set forth in the Business Combination Agreement and the other Ancillary Documents, none of the Pathfinder Persons or any other person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Business Combination Agreement or the other Ancillary Documents or the transactions contemplated hereby or thereby.

10. Transfer of Subject Pathfinder Securities. Except as expressly contemplated by the Business Combination Agreement or with the prior written consent of the Company, from and after the date hereof and until the earlier of (a) the termination of this Agreement in accordance with its terms and (b) the Effective Time, each Pathfinder Person agrees that he, she or it shall not (i) Transfer any of his, her or its Subject Pathfinder Securities, (ii) enter into (A) any option, warrant, purchase right, or other Contract that would reasonably be expected (either alone or in connection with one or more events, developments or events (including the satisfaction or waiver of any conditions precedent)) to require such Pathfinder Person to Transfer his, her or its Subject Pathfinder Securities or (B) any voting trust, proxy or other Contract with respect to the voting or Transfer of his, her or its Subject Pathfinder Securities, or (iii) enter into any Contract to take, or cause to be taken, any of the actions set forth in clauses (i) or (ii); provided, however, that the foregoing shall not apply to any Transfer (1) to any Permitted Transferee, (2) pursuant to a bona fide gift or charitable contribution; (3) in the case of an individual, by virtue of wills and laws of descent and distribution upon death of the individual or (4) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or other qualified domestic relations order; provided, that the transferring Pathfinder Person shall, and shall direct any transferee of his, her or its Subject Pathfinder Securities of the type set forth in clauses (1) through (4), to enter into a written agreement in form and substance reasonably satisfactory to the Company, agreeing to be bound by this Agreement (which will include, for the avoidance of doubt, an agreement to be bound by all of the covenants, agreements and obligations of the transferring Pathfinder Person hereunder and the making of all applicable representations and warranties of the transferring Pathfinder Person set forth in Section 7 with respect to such transferee and his, her or its Subject Pathfinder Securities received upon such Transfer, as applicable) prior and as a condition to the occurrence of such Transfer.

11. Termination; Non-Survival.

(a) (i) This Agreement shall automatically terminate, and be void ab initio, without any notice or other action by any Party upon the termination of the Business Combination Agreement in accordance with its terms and (ii) the representations, warranties, agreements and covenants in this Agreement shall automatically terminate, without any notice or other action by any Party, upon the occurrence of the Effective Time, except (A) for the covenants and agreements in this Agreement that, by their terms, contemplate performance after the Effective Time, which shall so survive the Effective Time in accordance with their respective terms or (B) otherwise expressly provided in the last sentence of this Section 11. Upon termination of this Agreement or the representations, warranties, agreements and covenants in this Agreement, as applicable, as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or liabilities under, or with respect to, this Agreement or such representations, warranties, agreements or covenants in this Agreement.

(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, (i) the termination of this Agreement pursuant to clause (i) of Section 11(a) shall not affect any liability on the part of any Party for Fraud or for a Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination, (ii) this Section 11 and the representations and warranties set forth in Sections 7(g) and 8(e) and 9 shall each survive termination of this Agreement or the occurrence of the Effective Time, as applicable and shall remain valid and binding obligations of the Parties, (iii) Sections 12 through 21 shall survive any termination of this Agreement or the occurrence of the Effective Time, as applicable, and shall remain valid and binding obligations of the Parties and (iv) for the avoidance of doubt, Section 1 shall survive any termination of this Agreement or the occurrence of the Effective Time to the extent related to any provisions that survive the termination of this Agreement or the occurrence of the Effective Time, as applicable.

12. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary (but also without limiting the obligations of Pathfinder under the Business Combination Agreement), (a) no Pathfinder Person makes any agreement or understanding herein in any capacity other than in such Pathfinder Person’s capacity as a record holder and beneficial owner of the Subject Pathfinder Securities (i.e., if such Pathfinder Person is an individual, not in such Pathfinder Person’s capacity as a director, officer or employee of Pathfinder), and (b) nothing herein will be construed to limit or affect any action or inaction by such Pathfinder Person if such Pathfinder Person is an individual, or, if such Pathfinder Person is not an individual, any representative of such Pathfinder Person serving as a member of the board of directors of Pathfinder or as an officer, employee or fiduciary of Pathfinder, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of Pathfinder.

13. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by email (having obtained electronic delivery confirmation thereof (i.e., an electronic record of the sender that the email was sent to the intended recipient thereof without an “error” or similar message that such email was not received by such intended recipient)), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

If to Pathfinder (prior to the Effective Time) or the Sponsor, to:

c/o Pathfinder Acquisition LLC
1950 University Avenue, Suite 350
Palo Alto, CA 94303

Attention:	Lance Taylor
Email:

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
555 California Street, 27th Floor
San Francisco, CA 94104

Attention:	Travis Lee Nelson P.C.;

Douglas E. Bacon, P.C.; and

Ryan Brissette

Email:	tnelson@kirkland.com;

douglas.bacon@kirkland.com; and

ryan.brissette@kirkland.com

If to the Company (or Pathfinder, following the Effective Time), to:

c/o ServiceMax, Inc.

4450 Rosewood Drive

Pleasanton, CA 94588

Attention:	Nell O’Donnell
Email:

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 9411

Attention:	Matthew Jacobson
Email:	matthew.jacobson@ropesgray.com

if to a Pathfinder Person other than the Sponsor, to the address on the Pathfinder Person’s signature page hereto;

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

14. Entire Agreement. This Agreement, the Business Combination Agreement and documents referred to herein and therein (including the Ancillary Documents) constitute the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersede all prior agreements and undertakings, both written and oral, among the Parties with respect to the subject matter of this Agreement (including the Original Sponsor Letter Agreement), except as otherwise expressly provided in this Agreement. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of any Ancillary Document, this Agreement shall control with respect to the subject matter thereof.

15. Amendments and Waivers; Assignment. Any provision of this Agreement, including in respect of any amendments of the Sponsor Letter hereby may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Pathfinder Persons, the Company and Pathfinder. Notwithstanding the foregoing, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Subject to Section 4(d) and Section 10, none of this Agreement or any of the rights, interests or obligations hereunder shall be assignable by (a) a Pathfinder Person without the prior written consent of the Company, prior to the Effective Time and, following the Effective Time, Pathfinder, (b) the Company without the prior written consent of the Sponsor and, prior to the Effective Time, Pathfinder or (c) Pathfinder without the prior written consent of the Sponsor and, prior to the Effective Time, the Company. Any attempted assignment of this Agreement not in accordance with the terms of this Section 15 shall be null and void ab initio.

16. Fees and Expenses. Except, in the case of Pathfinder and the Company, as otherwise expressly set forth in the Business Combination Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and disbursements of counsel, financial advisors and accountants, shall be paid by the Party incurring such fees or expenses; provided, that, any such fees and expenses incurred by the Pathfinder Persons on or prior to the Closing shall, in the sole discretion of the Sponsor, be deemed to be fees and expenses of Pathfinder.

17. No Third Party Beneficiaries. Except as set forth in Section 4(d), Section 10 and Section 11, this Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any person, other than the Parties and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to, or shall be deemed to, create a joint venture.

18. Miscellaneous. Sections 7.5 (Governing Law), 7.7 (Construction; Interpretation), 7.10 (Severability), 7.11 (Counterparts; Electronic Signatures), 7.15 (Waiver of Jury Trial), 7.16 (Submission to Jurisdiction) and 7.17 (Remedies) of the Business Combination Agreement are incorporated herein by reference and shall apply to this Agreement, mutatis mutandis.

19. No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in the Company, Pathfinder or any of their respective Affiliates any direct or indirect ownership or incidents of ownership of or with respect to the Subject Pathfinder Securities. All rights, ownership and economic benefits of and relating to the Subject Pathfinder Securities shall remain vested in and belong to each applicable Pathfinder Person, and the Company and Pathfinder (and each of their respective Affiliates) shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or Pathfinder or exercise any power or authority to direct any Pathfinder Person in the voting of any of the Subject Pathfinder Securities owned by him, her or it (if any), except as otherwise expressly provided herein with respect to the Subject Pathfinder Securities owned by him, her or it (if any). Except as otherwise set forth in Section 2(b), no Pathfinder Person shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the shareholders of Pathfinder.

20. Spouses and Community Property Matters. Each Pathfinder Insider’s spouse (if applicable) hereby represents, warrants and covenants to Pathfinder and the Company that such spouse shall not assert or enforce, and does hereby waive, any rights granted under any community property statue with respect to the Subject Pathfinder Securities held by such Pathfinder Insider that would reasonably be expected to adversely affect the ability of him or her to perform, or otherwise comply with, any of his or her covenants, agreements or obligations under this Agreement in any material respect.

21. No Recourse. Except for claims pursuant to the Business Combination Agreement or any Ancillary Document by any party(ies) thereto against any other party(ies) on the terms and subject to the conditions therein, each Party agrees that (a) this Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the Parties, and no claims of any nature whatsoever arising under or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby shall be asserted against any person that is not a Party, and (b) without limiting the generality of the foregoing, no person that is not a Party shall have any Liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein. Notwithstanding anything to the contrary in this Agreement, (i) in no event shall any Pathfinder Person have any obligations or Liabilities related to or arising out of the covenants, agreements, obligations, representations or warranties of any other Pathfinder Person under this Agreement (including related to or arising out of the breach of any such covenant, agreement, obligation, representation or warranty by any other Pathfinder Person), and (ii) in no event shall any Pre-Closing Pathfinder Party have any obligations or Liabilities related to or arising out of the covenants, agreements, obligations, representations or warranties of any Pathfinder Person or an under this Agreement (including related to or arising out of any breach of any such covenant, agreement, obligation, representation or warranty by any such Pathfinder Person).

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

SERVICEMAX, INC.

By:	/s/ Ellen O’Donnell
Name:	Ellen O’Donnell
Title:	Chief Legal Officer

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

PATHFINDER ACQUISITION CORPORATION

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

PATHFINDER ACQUISITION LLC

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Richard Lawson
Name:	Richard Lawson
Address:	[Redacted]
Email:	[Redacted]

Spouse (if any):

By:	/s/ Holly Lawson
Name:	Holly Lawson

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ David Chung
Name:	David Chung
Address:	[Redacted]
Email:	[Redacted]

Spouse (if any):

By:	/s/ Kate Chung
Name:	Kate Chung

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Lindsay Sharma
Name:	Lindsay Sharma
Address:	[Redacted]

Email:	[Redacted]

Spouse (if any):

By:	/s/ Anurag Sharma
Name:	Anurag Sharma

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Jon Steven Young
Name:	Jon Steven Young
Address:	[Redacted]

Email:	[Redacted]

Spouse (if any):

By:
Name:

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Hans Swildens
Name:	Hans Swildens
Address:	[Redacted]
Email:	[Redacted]

Spouse (if any):

By:	/s/ Christy Swildens
Name:	Christy Swildens

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Steve Walske
Name:	Steve Walske
Address:	[Redacted]

Email:	[Redacted]

Spouse (if any):

By:
Name:

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Lance Taylor
Name:	Lance Taylor
Address:	[Redacted]
Email:	[Redacted]

Spouse (if any):

By:	/s/ Robyn Taylor
Name:	Robyn Taylor

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Omar Johnson
Name:	Omar Johnson
Address:	[Redacted]
Email:	[Redacted]

Spouse (if any):

By:
Name:

[Signature Page to Sponsor Letter Agreement]

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first above written.

INSIDERS

By:	/s/ Paul Weiskopf
Name:	Paul Weiskopf
Address:	[Redacted]
Email:	[Redacted]

Spouse (if any):

By:
Name:

[Signature Page to Sponsor Letter Agreement]

EXHIBIT A

PATHFINDER SHARES

Pathfinder Person	Number of Pathfinder Class B Shares Held	Number of Pathfinder Class A Shares Held
Pathfinder Acquisition LLC	8,050,000	0
Steve Walske	25,000	0
Omar Johnson	25,000	0
Paul Weiskopf	25,000	0

PATHFINDER WARRANTS

Pathfinder Person	Number of Pathfinder Warrants Held
Pathfinder Acquisition LLC	4,250,000